8-K CINCINNATI BELL INC.

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: March 26, 2008
CINCINNATI BELL INC.
(Exact name of registrant as specified in its charter)

Ohio	1-8519	31-1056105
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

221 East Fourth Street
Cincinnati, Ohio (Address of principal executive offices)	45202 (Zip Code)
Registrant’s telephone number, including area code: (513) 397-9900
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K	Cincinnati Bell Inc.
Section 1 — Registrant’s Business and Operations
Item 1.01 Modification of a Material Definitive Agreement
     On March 18, 2008, Cincinnati Bell Inc. (the “Company”), Cincinnati Bell Funding LLC (“CB Funding”, a wholly owned special purpose entity controlled by the Company), the various Purchasers and Purchaser Agents and PNC Bank, National Association as Administrator entered into the First Amendment to Receivables Purchase Agreement dated as of March 18, 2008 (the “First Amendment”). On March 20, 2008, the Company, CB Funding, the various Purchasers and Purchaser Agents and PNC Bank, National Association entered into the Second Amendment to Receivables Purchase Agreement dated as of March 20, 2008 (the “Second Amendment”). The First and Second Amendments amend the Company’s Receivables Purchase Agreement originally entered into on March 23, 2007 (the “Agreement”) by modifying the definition of EuroRate applicable to the Receivables facility, adjusting the dividend mechanism from CB Funding to the Company and to account for the treatment of certain receivables for one of the Company’s subsidiaries under the Agreement.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits
99.1	First Amendment to Receivables Purchase Agreement dated as of March 18, 2008, to the Receivables Purchase Agreement, dated as of March 23, 2007, among Cincinnati Bell Funding LLC, as Seller, Cincinnati Bell Inc., as Servicer, the Purchasers and Purchaser Agents and PNC Bank, National Association, as Administrator for each Purchaser Group.

99.2	Second Amendment to Receivables Purchase Agreement dated as of March 20, 2008, to the Receivables Purchase Agreement, dated as of March 23, 2007, among Cincinnati Bell Funding LLC, as Seller, Cincinnati Bell Inc., as Servicer, the Purchasers and Purchaser Agents and PNC Bank, National Association, as Administrator for each Purchaser Group.

Form 8-K	Cincinnati Bell Inc.
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINCINNATI BELL INC.
By:	/s/ Brian A. Ross
Brian A. Ross
Chief Financial Officer

Date: March 26, 2008

Exhibit Index

Exhibit No.	Exhibit

99.1
First Amendment to Receivables Purchase Agreement dated as of March 18, 2008, to the Receivables Purchase Agreement, dated as of March 23, 2007, among Cincinnati Bell Funding LLC, as Seller, Cincinnati Bell Inc., as Servicer, the Purchasers and Purchaser Agents and PNC Bank, National Association, as Administrator for each Purchaser Group.

99.2
Second Amendment to Receivables Purchase Agreement dated as of March 20, 2008, to the Receivables Purchase Agreement, dated as of March 23, 2007, among Cincinnati Bell Funding LLC, as Seller, Cincinnati Bell Inc., as Servicer, the Purchasers and Purchaser Agents and PNC Bank, National Association, as Administrator for each Purchaser Group.